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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (Amendment No. 13)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:


[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    AMERICAN RETIREMENT VILLAS PROPERTIES II,
                        A CALIFORNIA LIMITED PARTNERSHIP

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                (Name of Registrant as Specified in its Charter)
                        Atria Senior Living Group, Inc.
                            ARV ASSISTED LIVING, INC.

                            ARVP II ACQUISITION, L.P.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:
         Limited Partnership Units

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(2)      Aggregate number of securities to which transaction applies:
         16,697.566
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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           $400
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(4)      Proposed maximum aggregate value of transaction:
           $6,679,026.40*
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(5)      Total fee paid:
           $846.23**
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[X] Fee paid previously with preliminary materials.

 * Estimated for purposes of calculating the amount of filing fee only. Transaction value was derived by multiplying 16,697.566 (the number of units of limited partnership interest of registrant outstanding as of March 24, 2004 that are not held by ARV or its subsidiaries) by $400 (the offer price).

** The amount of the filing fee, calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and Fee Advisory #7 for Fiscal Year 2004 issued by the Securities and Exchange Commission on January 26, 2004, equals 0.012670% of the transaction valuation.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid: $782.77

    (2) Form, Schedule or Registration Statement No.: Schedule 14A

    (3) Filing Party: ARV Assisted Living, Inc., Atria Senior Living Group, Inc., and ARVP II Acquisition, L.P.

    (4) Date Filed: January 21, 2004
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                                                                       (a)(1)(Y)

FOR IMMEDIATE RELEASE
Contact: Shari Eastwood
Telephone Number: (866) 275-3707

                  ARVP II ACQUISITION, L.P. EXTENDS OFFER FOR
       AMERICAN RETIREMENT VILLAS PROPERTIES II UNTIL SEPTEMBER 15, 2004

COSTA MESA, C.A. - (BUSINESS WIRE) - September 13, 2004 - ARVP II Acquisition, L.P. (the "Purchaser") announced today that it is has extended the expiration date of its tender offer to purchase all of the limited partnership units (other than units owned by ARV Assisted Living, Inc. or its affiliates) of American Retirement Villas Properties II, a California limited partnership, (the "Partnership") for $400 per unit in cash, less the amount of any cash distributions made or declared with respect to the units on or after March 24, 2004, in accordance with the terms of the Purchaser's Offer to Purchase and Consent Solicitation Statement, dated March 24, 2004 (the "Offer to Purchase"). The offer has been extended to 11:59 p.m. Eastern time, on September 15, 2004, unless further extended (the "Expiration Date"). If the offer is further extended, the Purchaser will issue a press release no later than 9:00 a.m., Eastern time, on the next business day after the day on which the offer was previously scheduled to expire. Unitholders who have already validly tendered their units will receive $400 per unit in accordance with the Offer to Purchase, unless they withdraw their units in accordance with the Offer to Purchase.

The Purchaser is offering to purchase all the units (other than units held by ARV Assisted Living, Inc. or its affiliates) at a price of $400 per unit in cash, less the amount of any cash distributions made or declared with respect to the units on or after March 24, 2004, in accordance with the terms of the Offer to Purchase. ARV Assisted Living, Inc., the general partner of the Partnership, directly or indirectly wholly-owns the Purchaser, and is a wholly-owned subsidiary of Atria Senior Living Group, Inc. ARV Assisted Living, Inc. also owns approximately 52.5% of the limited partnership units of the Partnership. As of the close of business on September 10, 2004, approximately 9,712.234 units, or approximately 58.17% of all outstanding units (other than units held by ARV Assisted Living, Inc. or its affiliates) had been validly tendered in the offer and not withdrawn.

The Purchaser has not yet received a decision from the California Corporations Commissioner regarding the proposed merger that was the subject of the consent solicitation made pursuant to the Offer to Purchase and the fairness hearing held August 25, 2004.

As announced by the Purchaser on August 13, 2004, as of the close of business on Thursday, August 12, 2004, a total of 8387.8 units, or approximately 50.23% of all outstanding units (other than units owned by ARV or its affiliates) had been voted in favor of the proposed merger. As a result of the Purchaser's receipt of sufficient consents approving the proposed merger, all votes previously delivered in the consent solicitation have become effective and may not be changed. Accordingly, unitholders are not required to take any further action with respect to the consent solicitation.

Unitholders who wish to receive the $400 per unit offer price must complete the Agreement of Assignment and Transfer previously sent to unitholders in accordance with the Offer to Purchase and deliver it to the Purchaser's information agent to the attention of American Retirement Villas Properties II, c/o ACS Securities Services, Inc., 3988 N. Central Expressway, Building 5, 6th Floor, Dallas, Texas 75204 (Tel. (866) 275-3707), on or before 11:59 p.m.,
Eastern time, on September 15, 2004, unless the offer is further extended.

Unitholders who have any questions about the Purchaser's offer, need help or would like additional copies of the Offer to Purchase, the Agreement of Assignment and Transfer or any other documents disseminated to unitholders should contact ACS Securities Services, Inc. at the number above.

THE PURCHASER STRONGLY ADVISES ALL PARTNERSHIP UNITHOLDERS TO READ THE OFFER TO PURCHASE, THE AGREEMENT OF ASSIGNMENT AND TRANSFER AND THE CONSENT FORM THAT THE PURCHASER MAILED TO ALL UNITHOLDERS, AS WELL AS ITS SCHEDULE TO AND SCHEDULE 14A, WITH EXHIBITS AND THEIR AMENDMENTS, THAT HAVE BEEN FILED WITH THE SEC. THE PURCHASER ALSO ADVISES ALL PARTNERSHIP UNITHOLDERS TO REVIEW THE PARTNERSHIP'S PERIODIC REPORTS AND OTHER DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC, INCLUDING THE PARTNERSHIP'S FORM 10-Q FOR THE FISCAL QUARTER ENDED JUNE 30, 2004.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO PURCHASE ANY UNITS, THE SOLICITATION OF AN OFFER TO SELL ANY UNITS, THE SOLICITATION OF THE CONSENT OF ANY LIMITED PARTNER OR A RECOMMENDATION TO ANY UNITHOLDER TO TAKE ANY ACTION WITH RESPECT TO ANY OFFER. THE SOLICITATION AND OFFER TO BUY UNITS OF THE PARTNERSHIP AND THE SOLICITATION OF UNITHOLDER CONSENTS ARE BEING MADE PURSUANT TO THE OFFER TO PURCHASE, THE AGREEMENT OF ASSIGNMENT AND TRANSFER, THE CONSENT FORM AND RELATED MATERIALS THAT THE PURCHASER HAS SENT TO UNITHOLDERS AND FILED WITH THE SEC. THE PURCHASER STRONGLY ADVISES ALL UNITHOLDERS TO READ SUCH MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING RISK FACTORS AND THE TERMS AND CONDITIONS OF THE OFFER AND THE CONSENT SOLICITATION. UNITHOLDERS MAY OBTAIN COPIES OF THESE MATERIALS FOR FREE FROM THE SEC'S WEBSITE AT WWW.SEC.GOV OR FROM THE INFORMATION AGENT, ACS SECURITIES SERVICES, INC., AT (866) 275-3707 (TOLL-FREE). INFORMATION RELATING TO THE PARTICIPANTS IN THE OFFER AND CONSENT SOLICITATION IS CONTAINED IN THE OFFER TO PURCHASE.

Certain statements in this press release may constitute forward-looking statements. Forward-looking statements are not guarantees of future performance or actions and involve risks and uncertainties and other factors that may cause actual results or actions to differ materially from those anticipated at the time the forward-looking statements are made. Subject to Rules 13e-3(d)(2), 13e-3(f)(i)(iii) and 13d-3(b) of the Exchange Act, neither the Purchaser nor any of its affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.